GreatAmerica Leasing Receivables 2000-1, LLC
Monthly Servicer Report
Closing Date                                       06/16/00

Payment Date                                       06/20/00
Due Period            05/01/00      to             05/31/00


 A  AGGREGATE DISCOUNTED CONTRACT BALANCE (DISCOUNT RATE = 8.207%)
    Initial Aggregate Discounted Contract Balance                                                              241,226,414.17

    Aggregate Discounted Contract Balance, beginning                                                           241,226,414.17
    Aggregate Discounted Contract Balance, ending                                                              233,520,241.56


 B  COLLECTION ACCOUNT (AVAILABLE FUNDS)

    All Rental Payments Received                                                                 13,672,922.36
    Prepayment Proceeds                                                                             325,066.21
    End of Term Buyout Proceeds                                                                       5,098.39
    Recoveries on Defaulted Lease Contracts                                                           1,325.00
    Residuals released from Residual Account                                                                 -
    Proceeds from Investment of Collection and Reserve Account Funds                                         -
    Servicer Advances                                                                               562,170.26
      Total                                                                                                     14,566,582.22

    PAYAHEAD ACCOUNT
      Rental Payments Received in Prior Periods Attributable to Current Due Period                           -
      Rental Payments Attributable to Future Due Periods (Payahead Account Balance)              (5,175,301.89)
         Total Available                                                                                        (5,175,301.89)
                                                                                                               ---------------

    TOTAL AVAILABLE FUNDS                                                                                        9,391,280.33
                                                                                                               ===============


 C  RESIDUAL ACCOUNT
    Residual Account balance, beginning                                                                      -
      Deposits into Residual Account                                                                         -
      Released residuals to waterfall                                                                        -
                                                                                               ----------------
    Residual Account balance, ending                                                                                        -
                                                                                                               ===============


 D  RESERVE FUND
    Reserve Account balance, beginning                                                                       -
      Required Reserve Amount                                                                     2,412,264.14
      Shortfall                                                                                              -
      Deposit (Release to) Noteholder                                                             2,412,264.14
                                                                                               ----------------
    Reserve Account balance, ending                                                                              2,412,264.14
                                                                                                               ===============


 E  SERVICER ADVANCES
    Cumulative un-reimbursed Servicer Advances, beginning                                                    -
      Servicer Advances for the current Due Period                                                  562,170.26
      Unreimbursed Servicer Advances collected                                                               -
                                                                                               ----------------
    Cumulative un-reimbursed Servicer Advances, ending                                                             562,170.26
                                                                                                               ===============

 F  SUBSTITUTIONS

    Defaulted Leases and Adjusted Contracts Substituted to date, beginning                                                  -
      Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                               -
                                                                                                               ---------------
    Defaulted Leases and Adjusted Contracts Substituted to date, ending                                                     -
    Percentage of Aggregate Collateral Value at Cut-Off Date (not to exceed 10%)                                        0.00%

    Non Defaulted Leases or Adjusted Contracts Substituted to date, beginning                                               -
      Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                            -
                                                                                                               ---------------
    Non Defaulted Leases or Adjusted Contracts Substituted to date, ending                                                  -


 G  DISTRIBUTION OF AVAILABLE FUNDS
    Unreimbursed Servicer Advances collected                                                                                -
    Servicer Fee                                                                                                    20,102.20
    Trustee Fee                                                                                                             -
    Interest Payments                                                                                              191,690.93
    Regular Principal Payments                                                                                   7,513,518.29
    Additional Principal Payments                                                                                           -
    Reserve Fund Deposits                                                                                                   -
    Residual Account Deposits                                                                                               -
    Excess to Issuer                                                                                             1,665,968.90
                                                                                                               ---------------

    TOTAL DISTRIBUTIONS                                                                                          9,391,280.33
                                                                                                               ===============

GreatAmerica Leasing Receivables 2000-1, LLC
Monthly Servicer Report
Closing Date                                       06/16/00

Payment Date                                       06/20/00
Due Period            05/01/00      to             05/31/00


PAYMENTS TO NOTEHOLDERS

                              Beg of                                  Regular    Additional    End of
             Initial          Period        Interest    Interest     Principal   Principal     Period
   Class     Balance          Balance         Rate        Paid         Paid        Paid        Balance
  -------------------------------------------------------------------------------------------------------
  A-1      72,247,311.04    72,247,311.04     6.96088   55,878.32    6,430,801.04     -     65,816,510.00
  A-2      61,874,575.23    61,874,575.23     7.36000   50,599.65             -       -     61,874,575.23
  A-3      23,157,735.76    23,157,735.76     7.47000   19,220.92             -       -     23,157,735.76
  A-4      44,023,820.59    44,023,820.59     7.51000   36,735.43             -       -     44,023,820.59
  -------------------------------------------------------------------------------------------------------
  Total A 201,303,442.62   201,303,442.62              162,434.32    6,430,801.04     -    194,872,641.58
  -------------------------------------------------------------------------------------------------------
  B        13,267,452.78    13,267,452.78     7.60000   11,203.63      423,839.49     -     12,843,613.29
  C        13,870,518.81    13,870,518.81     7.75000   11,944.06      443,104.92     -     13,427,413.89
  D         6,754,339.60     6,754,339.60     8.14000    6,108.92      215,772.84     -      6,538,566.76
  -------------------------------------------------------------------------------------------------------
  Total   235,195,753.81   235,195,753.81              191,690.93    7,513,518.29     -    227,682,235.52
  -------------------------------------------------------------------------------------------------------


                           Target
                          Investor
              Class       Principal                     Class       Class
   Class   Percentage      Amount                    Percentage     Floor
  ------------------------------------               -------------------------
  A            83.45%   194,872,641.58                     N/A       N/A
  B             5.50%    12,843,613.29                    3.51%        -
  C             5.75%    13,427,413.89                    2.41%        -
  D             2.80%     6,538,566.76                    1.26%        -


  Monthly Principal Amount                                                                 7,706,172.61
  Prior Overcollateralization Balance                                                      6,030,660.36
  Current Overcollateralization Balance                                                    5,838,006.04
  Additional Principal                                                                                -


DELINQUENCY AND LOSS INFORMATION

                                    Ending
                     Number of  Contract Balance
                     Contracts     Remaining      Percentage
                   -----------------------------------------

     Current            31,742   260,244,515.57     99.61%
     31-60 days            157       919,380.67      0.35%
     61-90 days            260        92,786.41      0.04%
     91-120 days             -                -      0.00%
     > 120 days              -                -      0.00%

     Monthly Delinquency Percentage                  0.04%


                                                             Aggregate
                    Losses      Recoveries      Net Loss    Loss Amount
                 -------------------------------------------------------

                   4,167.01      1,325.00       2,842.01      2,842.01


RESIDUAL EVENT TRIGGERS

                                                                           Due Period
                                                            Immediately  Prior to Immed
                                 Average Past   Current     Preceeding     Preceeding
                                   3 Months    Due Period   Due Period     Due Period    Trigger Event?
                                 ----------------------------------------------------------------------
Residual Realization Percentage      N/A        141.06%
Delinquency Percentage               N/A          0.04%
Cumulative Net Loss Percentage       N/A          0.00%


                 The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects.

                 GreatAmerica Leasing Corporation, as Servicer


                 By:______________________________________________________
                 Marcene Tolley
                 Controller